UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 25, 2006

                           SIBERIAN ENERGY GROUP INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                     Nevada              333-118902          52-2207080
          ---------------------------    -----------     -------------------
        (State  or  other  jurisdiction  (Commission       (IRS  Employer
              of  incorporation)         File  Number)  Identification  No.)

           275  Madison  Ave,  6th  Floor,  New  York,  NY    10016
           ----------------------------------------------------------
           (Address  of  principal  executive offices)      (Zip Code)


                                 (212)  828-3011
                         -------------------------------
                          Registrant's  telephone  number

         --------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01  OTHER EVENTS

     On October 25, 2006, Siberian Energy Group Inc. (the "Company") issued a press release regarding the results of its seismotomographic and geochemical survey conducted on the Privolny and Mokrousovsky license blocks held by OOO Zauralneftegaz, its 50/50 joint venture with Baltic Petroleum (E&P) Ltd., in western Siberia, Russia.

The  press  release  announcing these results is filed herewith as exhibit 99.1.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.     Description
-----------     -----------

99.1 Press Release announcing the results of ZNG's seismotomographic and geochemical survey of the Privolny and Mokrousovsky license blocks


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBERIAN ENERGY GROUP, INC.

By: /s/ David Zaikin
-------------------------
David Zaikin, Chief Executive Officer

Dated: October 25, 2006

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